                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                       -----------------------------------


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 26, 2002


                            PRIME GROUP REALTY TRUST
             (Exact name of registrant as specified in its charter)


           MARYLAND                       1-13589               36-4173047
 (State or other jurisdiction of      (Commission File       (I.R.S. Employer
 incorporation or organization)            Number)          Identification No.)


 77 West Wacker Drive, Suite 3900, Chicago, Illinois                60601
 (Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (312) 917-1300.


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On June 26, 2002, Prime Group Realty Trust (NYSE: PGE; the "Company") completed its previously announced pending sale of nine suburban office properties ("Suburban Properties") to an affiliate of Blackstone Real Estate Advisors, L.P. for a gross purchase price of $133.3 million, including the assumption of $113.1 million of debt related to the properties, less closing prorations and adjustments. The Company intends to utilize the actual net proceeds of approximately $16.1 million it received from the sale to fund scheduled capital and operating needs. The Company realized a GAAP loss on the sale of approximately $37 million. The Suburban Properties sold, which contained approximately 1.4 million net rentable square feet, included: 2100 Swift Drive and 2000 York Road located in Oak Brook, Illinois; Enterprise Center in Westchester, Illinois; 6400 Shafer Court in Rosemont, Illinois; Citibank Building, Salt Creek/Sun Annex, and Two Century Centre located in Schaumburg, Illinois; Commerce Point I/II/Tech in Arlington Heights, Illinois; and Pine Meadows Corporate Center located in Libertyville, Illinois.

On June 26, 2002, the Company issued a Press Release announcing the sale described above. A copy of the Press Release, which is hereby incorporated into this filing in its entirety, is attached to this Form 8-K as Exhibit No. 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements

     Not applicable.

(b)  Pro Forma Financial Information

The accompanying unaudited Pro Forma Condensed Consolidated Balance Sheet of Prime Group Realty Trust is presented as if at March 31, 2002 we had sold the Suburban Properties. The unaudited Pro Forma Consolidated Condensed Statements of Operations for the year ended December 31, 2001 and for the period ended March 31, 2002 are presented as if the above transaction and the 2001 acquisition and dispositions (see Notes 2 and 3) occurred as of January 1, 2001. Our unaudited Pro Forma Consolidated Condensed Financial Statements should be read in conjunction with our Annual Report on Form 10-K for the year ended December 31, 2001 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2002. In management's opinion, all adjustments necessary to reflect the transactions have been made.

Our unaudited Pro Forma Condensed Consolidated Financial Statements are not necessarily indicative of what the actual results of operations would have been assuming the disposition of the Suburban Properties had occurred at January 1, 2001, nor do they purport to represent our future results of operations. Our Pro Forma Condensed Consolidated Statement of Operations include our historical operations (for the period from January 1, 2002 through March 31, 2002 and the period from January 1, 2001 through December 31, 2001), and the 2001 Acquisition and Dispositions (for the period from January 1, 2001 through December 31,
2001). The foregoing transactions are described below with their pro forma effects on our consolidation.

                            Prime Group Realty Trust
                 Pro Forma Condensed Consolidated Balance Sheet
                                 March 31, 2002
                       (000's omitted, except share data)
                                   (Unaudited)

                                                                            Sale of
                                                           Prime Group     Suburban        Pro Forma
                                                           Realty Trust   Properties      Adjustments      As
                                                               (1)            (2)             (3)       Adjusted
                                                          --------------------------------------------------------
Assets Real estate, at cost:
   Land ................................................      $   193,379   $   (31,241)  $       -    $  162,138
   Building and improvements ...........................          888,035      (136,448)                  751,587
   Tenant improvements .................................           85,018       (15,619)                   69,399
   Furniture, fixtures and equipment ...................           10,141           (24)                   10,117
                                                          --------------------------------------------------------
                                                                1,176,573      (183,332)          -       993,241
   Accumulated depreciation ............................         (106,644)       18,340                   (88,304)
                                                          --------------------------------------------------------
 .......................................................        1,069,929      (164,992)          -       904,937
   Property under development ..........................          248,931             -                   248,931
                                                          --------------------------------------------------------
                                                                1,318,860      (164,992)          -     1,153,868

Investments in unconsolidated entities .................            1,612                                   1,612
Cash and cash equivalents ..............................            8,717          (295)                    8,422
Receivables, net:
     Tenant ............................................            2,978          (396)                    2,582
     Deferred rent .....................................           23,285        (2,814)                   20,471
     Other .............................................            1,923                                   1,923
Restricted cash escrows ................................           53,496        (3,112)                   50,384
Deferred costs, net ....................................           50,883        (2,630)                   48,253
Other ..................................................            7,112           (15)          -         7,097
                                                          --------------------------------------------------------
Total assets ...........................................      $ 1,468,866   $  (174,254)  $       -    $1,294,612
                                                          ========================================================

Liabilities and Shareholder's Equity
Mortgage notes payable .................................      $   739,156   $  (113,463)  $       -    $  625,693
Bonds payable ..........................................           33,900                                  33,900
Construction financing .................................          141,197                                 141,197
Accrued interest payable ...............................           12,448          (481)                   11,967
Accrued real estate taxes ..............................           34,127        (5,021)                   29,106
Accounts payable and accrued expenses ..................           33,838        (4,115)    (16,062)       13,661
Construction costs payable .............................           16,455                                  16,455
Liabilities for leases assumed .........................           17,278                                  17,278
Deficit investment in unconsolidated entity ............            5,095                                   5,095
Deferred hedge liability ...............................            4,463                                   4,463
Other ..................................................           11,825          (658)                   11,167
                                                          --------------------------------------------------------
Total liabilities ......................................        1,049,782      (123,738)    (16,062)      909,982
Minority interests:

   Operating Partnership ...............................          113,331                                 113,331
   Other ...............................................            2,000                                   2,000
Series A - Cumulative Convertible Preferred Shares .....           40,000                                  40,000
Shareholders' equity:
    Series B - Cumulative Redeemable Preferred Shares ..               40                                      40
   Common Shares .......................................              157                                     157
   Additional paid-in capital ..........................          329,476                                 329,476
   Accumulated other comprehensive loss ................           (8,387)                                 (8,387)
   Distributions in excess of earnings .................          (57,533)      (50,516)     16,062       (91,987)
                                                          --------------------------------------------------------
Total shareholders' equity .............................          263,753       (50,516)     16,062       229,299
                                                          --------------------------------------------------------
Total liabilities and shareholders' equity .............      $ 1,468,866   $  (174,254)  $       -    $1,294,612
                                                          ========================================================

                             See accompanying notes.

                            Prime Group Realty Trust
                 Pro Forma Condensed Consolidated Balance Sheet
                                 March 31, 2002
                       (000's omitted, except share data)
                                   (Unaudited)

(1) Represents Prime Group Realty Trust's consolidated historical balance sheet as of March 31, 2002. See our Quarterly Report on Form 10-Q for the quarter ended March 31, 2002 for additional information.

(2) Represents the removal of 100% of the historical balances of the Suburban Properties that were sold as of March 31, 2002.

(3)  Represents the net proceeds received from the sale of the Suburban
     Properties.

                            Prime Group Realty Trust
            Pro Forma Condensed Consolidated Statements of Operations
                        Three months ended March 31, 2002
                     (000's omitted, except per share data)
                                   (Unaudited)

                                                                                    Sale of
                                                               Prime Group         Suburban            As
                                                             Realty Trust (1)    Properties (4)     Adjusted
                                                            ------------------------------------------------
Revenue
Rental ..................................................     $    33,179        $  (4,956)       $  28,223
Tenant reimbursements ...................................          17,278           (2,813)          14,465
Other property revenues .................................           1,882              (29)           1,853
Services Company revenues ...............................           1,431                             1,431
Interest income and other ...............................             837                               837
                                                            ------------------------------------------------
Total revenue ...........................................          54,607           (7,798)          46,809

Expenses
Property operations .....................................          13,339           (1,618)          11,721
Real estate taxes .......................................          11,568           (1,573)           9,995
Depreciation and amortization ...........................          10,348           (1,664)           8,684
Interest ................................................          11,434           (1,891)           9,543
General and administrative ..............................           1,975                             1,975
Services Company operations .............................           1,135                             1,135
Provision for asset impairment ..........................          38,805                            38,805
Strategic alternative costs .............................             262                               262
                                                            ------------------------------------------------
Total expenses ..........................................          88,866           (6,746)          82,120
                                                            ------------------------------------------------
Loss before minority interests ..........................         (34,259)          (1,052)         (35,311)
Minority interests ......................................          16,467              430           16,897
                                                            ------------------------------------------------
Net loss ................................................         (17,792)            (622)         (18,414)
Net income allocated to preferred shareholders ..........          (3,199)                           (3,199)
                                                            ------------------------------------------------
Net loss available to common shareholders ...............     $   (20,991)       $    (622)       $ (21,613)
                                                            ================================================

Average number of common shares of beneficial
   interest outstanding .................................          15,669                            15,669
                                                            =============                         ==========
Earnings per weighted average common share of
beneficial interest, basic and diluted:
   Net loss per common share of beneficial interest
   outstanding ..........................................     $     (1.34)                        $   (1.38)
                                                            =============                         ==========

                             See accompanying notes.

                            Prime Group Realty Trust
            Pro Forma Condensed Consolidated Statement of Operations
                          Year ended December 31, 2001
                      (in thousands, except per share data)
                                   (unaudited)

                                                                                                            Sale of
                                                             Prime Group       2001          2001          Suburban
                                                            Realty Trust   Acquisition   Dispositions     Properties       As
                                                               (1)             (2)            (3)            (4)        Adjusted
                                                            ----------------------------------------------------------------------
Revenue
Rental ..................................................   $ 129,834      $      447     $     (642)     $  (19,970)   $ 109,669
Tenant reimbursements ...................................      70,325             106            234         (11,076)      59,589
Other property revenues .................................       7,573                           (129)           (216)       7,228
Services Company revenue ................................       7,219                                                       7,219
Interest income and other ...............................       4,587                                                       4,587
                                                            ----------------------------------------------------------------------
Total revenue ...........................................     219,538             553           (537)        (31,262)     188,292

Expenses
Property operations .....................................      55,524              14           (614)         (6,620)      48,304
Real estate taxes .......................................      41,528              78           (656)         (5,973)      34,977
Depreciation and amortization ...........................      41,817              82                         (6,492)      35,407
Interest ................................................      51,851             167           (225)         (8,291)      43,502
General and administrative ..............................       9,085                                                       9,085
Services Company operating expenses .....................       6,898                                                       6,898
Provision for asset impairment ..........................      21,837                                                      21,837
Loss on tax indemnification .............................       1,191                                                       1,191
Strategic alternative costs .............................       3,289                                                       3,289
                                                            ----------------------------------------------------------------------
Total expenses ..........................................     233,020             341         (1,495)        (27,376)     204,490
                                                            ----------------------------------------------------------------------
(Loss) income before minority interests .................     (13,482)            212            958          (3,886)     (16,198)
Minority interests ......................................       9,268             (86)          (389)          1,578       10,371
                                                            ----------------------------------------------------------------------
Net (loss) income .......................................      (4,214)            126            569          (2,308)      (5,827)
Net income allocated to preferred shareholders ..........     (12,150)                                                    (12,150)
                                                            ----------------------------------------------------------------------
Net (loss) income available to common
   shareholders .........................................   $ (16,364)     $      126     $      569      $   (2,308)   $ (17,977)
                                                            ======================================================================

Average number of common shares of beneficial
   interest outstanding .................................      15,631                                                      15,631
                                                            =========                                                   ==========
Earnings per weighted average common share of
beneficial interest, basic and diluted:
   Net loss per common share of beneficial
   interest outstanding .................................   $   (1.05)                                                  $   (1.15)
                                                            =========                                                   ==========

                             See accompanying notes.

                            Prime Group Realty Trust
     Adjustment to Pro Forma Condensed Consolidated Statements of Operations
       Three Months Ended March 31, 2002 and Year Ended December 31, 2001
                    (In thousands, except per share amounts)
                                   (Unaudited)

(1) Represents Prime Group Realty Trust's historical operations for the periods presented excluding gain (loss) on sales of real estate, extraordinary items and the cumulative effect of change in accounting principles. See our Quarterly Report on Form 10-Q for the quarter ended March 31, 2002 and our Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for additional information.

(2) For the year ended December 31, 2001, represents the historical operations of the property we acquired in 2001 (2001 Acquisition) prior to our date of acquisition based upon our ownership of this property. We acquired the following property in 2001:

               Property                                  Month Acquired

        200 South Mitchell Court                             August

(3) For the year ended December 31, 2001, represents the historical operations of the properties we disposed of in 2001 (2001 Dispositions) prior to our date of disposition. The following are the properties we disposed of in 2001:

               Property                                  Month Disposed

              6700 Touhy                                     March
            2675 N. Mayfair                                  April
           43-47 Hintz Road                                   May

(4) Represents the removal of 100% of the historical operations of the Suburban Properties.

This current report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this report, the words "believes", "expects", "anticipates", "estimates", "projects", and similar words and expressions are generally intended to identify forward-looking statements. Statements that describe our future strategic plans, goals, objectives, or expectations are also forward-looking statements. Readers of this report are cautioned that any forward-looking statements, including those regarding the intent, belief, or current expectations of our Company or management, are not guarantees of future performance, results or events and involve risks and uncertainties, and that actual results and events may differ materially from those in the forward-looking statements as a result of various factors, including but not limited to (i) general economic conditions in the markets in which we operate, (ii) competitive pressures within the industry and/or the markets in which we operate, (iii) the effect of future legislation or regulatory changes on our operations and (iv) other factors described from time to time in our filings with the Securities and Exchange commission. The forward-looking statements included in this report are made only as of the date hereof. We undertake no obligation to update such forward-looking statements to reflect subsequent events of circumstances.

(c)  Exhibits:


               Exhibit
                 No.       Description

                 99.1 Press Release of Prime Group Realty Trust dated June 26, 2002.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PRIME GROUP REALTY TRUST

Dated: July 9, 2002                   By: /s/ Louis G. Conforti
                                          ---------------------
                                          Louis G. Conforti
                                          Co-President and
                                          Chief Financial Officer